EQ ADVISORS TRUST

             1290 Avenue of the Americas - New York, New York 10104

EQ Advisors Trust ("Trust") is an open-end management investment company that offers a selection of professionally managed investment portfolios ("Portfolios"). Each Portfolio has its own investment objective and policies that are designed to meet different investment goals.

This Prospectus describes the following four Portfolios currently offered by the
Trust:

     o    T. Rowe Price Equity Income Portfolio
     o    MFS Emerging Growth Companies Portfolio
     o    Warburg Pincus Small Company Value Portfolio
     o    BT International Equity Index Portfolio

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares offered hereby and Class IB shares offered pursuant to another prospectus. The Trust currently offers Class IA shares as an investment option only to The Equitable Investment Plan for Employees, Managers and Agents.

This Prospectus sets forth concisely the information about the Trust and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information dated May 1, 1998 has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at the address noted above. California residents can obtain a copy of the Statement of Additional Information by calling 1-800-999-3527. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        Prospectus dated November 1, 1998

SUMMARY OF EXPENSES

Shareholder Transaction Expenses

Maximum initial sales charge imposed on purchases                      None

Maximum sales charge imposed on reinvested dividends                   None

Maximum contingent deferred sales charge ("CDSC")                      None

Exchange Fee                                                           None

Annual Operating Expenses After Fee Waivers or Assumption of Expenses

The table below shows the annual management fees and other estimated expenses for each of the Portfolios based upon amounts paid by the Portfolios (other than the BT International Equity Index Portfolio) during 1997. The information for the BT International Equity Index Portfolio is based on expense ratios for that Portfolio as reflected in the unaudited Semi-Annual Report to Shareholders. Other expenses for each of the Portfolios may fluctuate from year to year. The management fees and other expenses are expressed in the table below as an annual percentage of each Portfolio's daily average net assets:

                                    T. Rowe Price     Warburg Pincus    MFS              BT
                                    Equity Income     Small Company     Emerging Growth  International Equity
                                                      Value             Companies        Index**

Management fees                     0.55%             0.65%             0.55%            0.35%

12b-1 fees                          None              None              None             None

Other expenses of the Trust         0.05%             0.10%             0.05%            0.20%

Total annual operating expenses*    0.60%             0.75%             0.60%            0.55%

     * The Trust's Manager has entered into an Expense Limitation Agreement with the Trust with respect to each Portfolio. Pursuant to that agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than certain expenses described in the agreement) are limited as specified in the table above. If the agreement were not in effect, the total annual operating expenses of each of the Portfolios (other than the BT International Equity Index Portfolio) for the year ended December 31, 1997 would have been 1.74%, 1.70%, and 1.82%, respectively, and the total annual operating expenses of the BT International Equity Index Portfolio for period ended June 30, 1998 would have been 1.27%. See "Management of the Trust" - "Expense Limitation Agreement" for more detailed information.

     ** BT International Equity Index Portfolio received initial capital on December 31, 1997 and commenced operations January 1, 1998.

FINANCIAL HIGHLIGHTS

The financial information in the table below for the period May 1, 1997* (unless otherwise noted) to December 31, 1997 has been derived from financial statements of Trust's Class IB shares, which information has been audited by
PricewaterhouseCoopers       LLP,      independent      public      accountants.
PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 1997 appears in the Trust's Annual Report. The financial information in the table below for the period January 1, 1998 to June 30, 1998 has been derived from unaudited financial statements of the Trust. The Trust's financial statements as of June 30, 1998 appear in the Trust's Semi-Annual Report. The information provided below should be read in conjunction with the financial statements contained in the Trust's Annual Report and Semi-Annual Report, which are incorporated by reference into the Trust's Statement of Additional Information. The Annual Report and Semi-Annual Report include more information and are available without charge upon request.

                                                                                                                    BT
                      T. Rowe Price Equity Income       MFS Emerging Growth         Warburg Pincus Small        International
                               Portfolio                Companies Portfolio       Company Value Portfolio       Equity Index
                                                                                   For the                       Portfolio
                        For the        For the        For the        For the       period        For the          For the
                      period ended   period ended   period ended   period ended    ended       period ended     period ended
                        6/30/98        12/31/97       6/30/98        12/31/97      6/30/98       12/31/97         06/30/98


Net asset value,         $12.08          $10.00         $11.92         $10.00        $11.85        $10.00          $10.00
beginning of period
Net Investment             0.11            0.10          (0.01)          0.02          0.02          0.01            0.09
Income
Net realized and           0.65            2.11           2.59           2.21          0.77          1.90            1.49
unrealized gain
(loss) on
investments and
foreign currency
transactions
Total from                 0.76            2.21           2.58           2.23          0.79          1.91            1.58
Investment
Operations
Dividends from net           --           (0.09)            --          (0.02)           --         (0.01)             --
Investment Income
Dividends in excess          --              --             --             --            --            --              --
of net Investment
Income
Distribution from            --           (0.04)            --          (0.18)           --            --              --
realized Gains
Distribution in              --              --             --          (0.11)           --         (0.05)             --
excess of realized
gains
Total Dividends and          --           (0.13)            --          (0.31)           --         (0.06)             --
Distributions
Net Asset Value,         $12.84           $12.08        $14.50         $11.92        $12.64        $11.85          $11.58
End of Period
Total Return (b)          6.29%           22.11%        21.64%          22.42%         6.67%        19.15%          15.80%
Net assets end of      $199,678          $99,947      $259,338         $99,317      $181,001      $120,880         $29,098
period (000's)

                                                                                                                  BT
                      T. Rowe Price Equity Income       MFS Emerging Growth         Warburg Pincus Small     International
                               Portfolio                Companies Portfolio       Company Value Portfolio    Equity Index
                                                                                                               Portfolio
                        For the        For the        For the        For the       For the       For the       For the
                      period ended   period ended   period ended  period ended  period ended  period ended   period ended
                        6/30/98        12/31/97       6/30/98       12/31/97       6/30/98      12/31/97       06/30/98

Ratio of expenses          0.85%          0.85%          0.85%          0.85%         1.00%         1.00%          0.80%
to average net
assets after
waivers (a)(c)
Ratio of net               1.04%          1.74%          1.04%          1.82%         1.12%         1.70%          1.27%
expenses to average
net assets before
waivers (a)(c)
Ratio of net               2.20%          2.49%         (0.26)%         0.61%         0.33%         0.26%          2.18%
investment income
to average net
assets after
waivers (a)(c)
Ratio of net               2.01%          1.60%         (0.45)%       (0.36)%         0.21%       (0.44)%          1.71%
investment income
to average net
waivers (a)(c)
Portfolio turnover            9%             9%             28%          116%           49%           44%             1%
rate
Average commission       $0.0304        $0.0293         $0.0518       $0.0422       $0.0552       $0.0545        $0.0171
rate paid
Per share benefit          $0.01          $0.03           $0.01         $0.04         $0.01         $0.03          $0.02
to net investment
income (c)

(a)  Annualized
(b)  Total  return  calculated  for a  period  of  less  than  one  year  is not annualized.
(c) For further information concerning fee waivers, see the section entitled "Management of the Trust" - "Expense Limitation Agreement" in the Prospectus.
* BT International Equity Index Portfolio received initial capital on December 31, 1997.

THE TRUST

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" type of mutual fund, the Trust issues shares of beneficial interest that are currently divided among eighteen separate Portfolios, four of which are offered by this Prospectus. Each Portfolio is a separate series of the Trust with its own objective and policies. Each of the Portfolios set forth below are diversified for 1940 Act purposes.

Each Portfolio is managed by EQ Financial Consultants, Inc. ("Manager") which directs the day to day operations of each Portfolio. T. Rowe Price Associates, Inc., Massachusetts Financial Services Company, Warburg Pincus Asset Management, Inc., and Bankers Trust Company serve as the advisers (each an "Adviser" and, together, the "Advisers") to one of the Portfolios, as detailed in the table below.

Portfolio                                                 Adviser

T. Rowe Price Equity Income Portfolio                     T. Rowe Price Associates, Inc.

MFS Emerging Growth Companies Portfolio                   Massachusetts Financial Services Company

Warburg Pincus Small Company Value Portfolio              Warburg Pincus Asset Management, Inc.

BT International Equity Index Portfolio                   Bankers Trust Company

The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. The Trust and the Manager have received exemptive relief from the Securities and Exchange Commission that permits the Manager, subject to approval by the Board of Trustees, to (i) select Advisers for each of the Portfolios and (ii) materially modify existing investment advisory agreements without obtaining shareholder approval.

The Trust currently offers Class IA shares only to The Equitable Investment Plan for Employees, Managers and Agents. EQ Financial Consultants ("EQ Financial"), the Trust's Manager, serves as one of the distributors for the Class IA shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IB shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IA shares of the Trust as well as Class IB shares. (EQ Financial and EDI are collectively referred to as the "Distributors.") Both classes of shares are offered and redeemed at their net asset value without any sales load.

The Trust's Class IB shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, "Contracts" issued by The Equitable Life Assurance Society of The United States "Equitable Life"). Class IB shares are offered pursuant to another prospectus and are subject to the same expenses as the Class IA shares, but unlike the Class IA shares they are subject to distribution fees imposed pursuant to a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Inquiries regarding Class IB shares should be addressed to Equitable Life, at 1290 Avenue of the Americas, New York, NY 10104 or by calling (212) 314-4300.

INVESTMENT OBJECTIVES AND POLICIES

The following is a brief description of the investment objectives and policies of each of the Portfolios. All of the objectives and policies of each Portfolio, unless otherwise noted, are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. Certain investment strategies and instruments discussed below are described in greater detail in the Statement of Additional Information. Because of the uncertainty inherent in all investments, there can be no assurance that the Portfolios will be able to achieve their respective investment objectives.

T. Rowe Price Equity Income Portfolio

The investment objective of the T. Rowe Price Equity Income Portfolio is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Portfolio emphasizes companies with favorable prospects for increasing dividend income and capital appreciation. Over time, the income component (dividends and interest earned) of the Portfolio's investments is expected to be a significant contributor to the Portfolio's total return. The Portfolio's yield is expected to be significantly above that of the Standard & Poor's 500 Composite Stock Price Index ("S & P 500"). Total return will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

The investment program of the Portfolio is based on several premises. First, the Adviser believes that over time, dividend income can account for a significant component of the total return from equity investments. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks that distribute a high level of current income tend to have less price volatility than those that pay below average dividends.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in income-producing common stocks of established companies paying above-average dividends. The Adviser uses a "value" approach and invests in common stocks and other equities-related securities it believes are temporarily undervalued by various measures, such as price/earnings ratios. The Portfolio's investments will generally be made in companies that share some of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500; low price/earnings ratios relative to the S&P 500; sound balance sheets and other financial characteristics; and low stock price relative to the company's underlying value as measured by assets, earnings, cash flow or business franchises.

Although the Portfolio will invest primarily in United States common stocks, it may also purchase other types of securities (for example, foreign securities, preferred stocks, convertible securities and warrants) when considered consistent with the Portfolio's investment objective and program. The Portfolio may invest up to 25% of its total assets in foreign securities. These include non-dollar denominated securities traded outside the United States and dollar-denominated securities traded in the United States, such as American Depositary Receipts ("ADRs"). Such investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

The Portfolio may also engage in a variety of investment practices, such as buying and selling options and futures contracts and engaging in foreign currency exchange transactions. In addition, the Portfolio may invest in up to 10% of its total assets in hybrid instruments.

The Portfolio may also invest a portion of its assets in United States government securities and high-quality United States and foreign dollar-denominated money market securities, i.e., within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. For temporary defensive purposes or to meet redemption requests, the Portfolio may invest without limitation in such securities.

The Portfolio may also invest in debt securities of any type including municipal securities, without regard to quality or rating. Such securities would be purchased in companies that meet the investment criteria for the Portfolio. The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise. The Portfolio, however, will not invest more than 10% of its total assets in securities rated below investment grade (commonly known as "junk bonds").

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, convertible securities, borrowings, foreign securities, repurchase agreements, derivatives, United States government securities, securities loans, foreign currency transactions, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" and in the Statement of Additional Information.

MFS Emerging Growth Companies Portfolio

The investment objective of the MFS Emerging Growth Companies Portfolio is to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective. In pursuing its objective, the Portfolio invests primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies that the Adviser believes are early in their life cycle but which have the potential to become major enterprises. Such emerging growth companies generally are expected to: (i) show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation; and (ii) have the products, technologies, management and market and other opportunities that are usually necessary to become more widely recognized as growth companies.

Emerging growth companies can be of any size and the Portfolio may invest in larger or more established companies whose rates of earnings are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in customer demand, or basic changes in the economic environment. Investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources and may be more dependent on one-person management. In addition, there may be less research available on many promising small or medium-sized emerging growth companies, making it more difficult to identify and to analyze such companies. Moreover, the securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than the securities of larger more established companies.

While the Portfolio may invest primarily in common stocks, the Portfolio may, to a limited extent, seek long-term growth in other types of securities such as convertible securities and warrants. To the extent that such investments comply with the Portfolio's investment objective the Portfolio may invest up to 25% of its total assets in foreign securities, including those in emerging markets. These securities include non-United States dollar-denominated securities traded outside the United States and dollar-denominated securities traded in the United States (such as ADRs). Such foreign investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing exclusively in domestic securities. The Portfolio may also invest in debt securities and hold cash and cash equivalents. In addition, the Portfolio may invest in lower-rated debt securities (commonly referred to as "junk bonds").

The Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investment in its shares generally involves a higher degree of risk than would be the case with an investment in a conservative equity or growth fund investing entirely in proven growth companies.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, repurchase agreements, loan participations, derivatives, United States Government securities, securities loans, forward commitments, asset-backed securities, borrowings, options, futures contracts, convertible securities, foreign currency transactions, illiquid securities, and investment grade and lower-quality fixed income securities) are discussed under the caption "Investment Strategies" and in the Statement of Additional Information.

Warburg Pincus Small Company Value Portfolio

The investment objective of the Warburg Pincus Small Company Value Portfolio is to seek long-term capital appreciation. The Portfolio is a diversified management investment company that pursues its investment objective by investing primarily in a portfolio of equity securities of small capitalization companies (i.e., companies having market capitalization's of $1 billion or less at the time of initial purchase) that the Adviser considers to be relatively undervalued. Current income is a secondary consideration in selecting portfolio investments.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks, preferred stocks, debt securities convertible into common stocks, warrants and other rights of small companies. The Portfolio may invest up to 10% of its total assets in warrants.

The Adviser will determine whether a company is undervalued based on a variety of measures, including: price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth and debt/capital ratio. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered. The Portfolio will invest primarily in companies whose securities are traded on United States stock exchanges or in the United States over-the-counter market, but it may invest up to 20% of its total assets in foreign securities.

The Portfolio may also invest up to 20% of its total assets in investment grade securities (other than money market obligations) that are not convertible into common stock for the purpose of seeking capital appreciation. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require the sale of such securities by the Portfolio. The Adviser will consider such events in its determination of whether the Portfolio should continue to hold the securities. The interest income to be derived may be considered as one factor in selecting debt securities by the Adviser.

The Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations. For temporary defensive purposes, the Portfolio may invest in these securities without limit. These instruments consist of: obligations issued or guaranteed by the United States Government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high-quality investments or, if unrated, deemed by the Adviser to be high-quality investments; commercial paper rated no lower than A2 by Standard & Poor's Rating Service ("S&P") or Prime2 by Moody's Investors Service, Inc. ("Moody's") or equivalent from another NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories by any NRSRO; and repurchase agreements with respect to the foregoing. When the Adviser believes that a defensive posture is warranted, the Portfolio may invest temporarily, without limit, in investment grade debt obligations and in domestic and foreign money market instruments, including repurchase agreements.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, repurchase agreements, borrowings, options, securities loans, small company securities, derivatives, futures contracts, foreign currency transactions, United States Government securities, short sales against the box, convertible securities, investment grade and lower-quality fixed income securities, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

BT International Equity Index Portfolio

The Portfolio seeks to replicate as closely as possible (before deduction of Portfolio expenses so it is consistent with similar phase below) the total return of the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is a capitalization-weighted index containing approximately 1,100 equity securities of companies located in countries outside the United States. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and The United Kingdom. The EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the EAFE Index or any data included therein.

The Portfolio is constructed to have aggregate investment characteristics similar to those of the EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected for inclusion in the Portfolio based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which stocks should be purchased or sold to replicate the EAFE Index. From time to time, adjustments may be made in the Portfolio because of changes in the composition of the EAFE Index, but such changes are expected to be infrequent.

Over time, the correlation between the performance of the Portfolio and the EAFE Index is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the EAFE Index. The Portfolio's ability to track the EAFE Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. Because the Portfolio seeks to track the EAFE Index, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the EAFE Index.

The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the securities of issuers in the same industry. In the event that the EAFE Index should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio may not so invest.

The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the EAFE Index. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the EAFE Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or EAFE Index. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio will not use them to leverage its net assets. The Portfolio will not invest in such instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, foreign currency transactions, securities loans, illiquid securities, investment grade fixed income securities, derivatives, swaps, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

INVESTMENT STRATEGIES

In addition to making investments directly in securities, to the extent described above and below, each of the Portfolios, for example, may purchase and sell call and put options, engage in transactions in futures contracts and related options, and engage in forward foreign currency exchange transactions. They may also enter into repurchase agreements, and borrow funds under certain limited circumstances. In addition, each Portfolio may engage in other types of investment strategies as described below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument. Certain investment strategies and instruments and the risks related to them are summarized below and certain of these strategies and instruments are described in more detail in the Statement of Additional Information.

Asset-Backed Securities. The MFS Emerging Growth Companies Portfolio and BT International Equity Index Portfolio may invest in asset-backed securities. These asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Borrowings. The Portfolios may borrow money from banks or other lenders as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each Portfolio's investment objective and program. Borrowings for the T. Rowe Price Equity Income Portfolio, MFS Emerging Growth Companies Portfolio, and BT International Equity Index Portfolio may not exceed 33 1/3% of each Portfolio's total assets. Borrowings for the Warburg Pincus Small Company Value Portfolio may not exceed 30% of the Portfolio's total assets. Each Portfolio may pledge its assets to secure these permissible borrowings. No Portfolio may purchase additional securities when its borrowings exceed 5% of its total assets. See also "Reverse Repurchase Agreements" for information concerning an investment technique that may be deemed to involve a borrowing. Further information concerning each Portfolio's fundamental policy with respect to borrowings is provided in the Statement of Additional Information.

Convertible Securities. Each of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require sale of such securities, although each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

Derivatives. Each Portfolio may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices.
Derivatives include, but are not limited to, the following: asset-backed securities, collateralized mortgage obligations, floaters, futures, hybrid instruments, inverse floaters, mortgage-backed securities, options, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section or the Statement of Additional Information.

Foreign Securities. Foreign investments involve certain risks that are not present in domestic securities. Because each of the Portfolios may purchase securities denominated in foreign currencies, a change in the value of any such currency against the United States dollar will result in a change in the United States dollar value of a Portfolio's assets and income. In addition, although a portion of a Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in United States dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio's income has been earned and computed in United States dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by the United States, foreign governments or central banks, by currency controls or political developments in the United States or abroad. For example, significant uncertainty surrounds the proposed introduction of the Euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which a Portfolio's assets are denominated may be devalued against the United States dollar, resulting in a loss to the Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into United States dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in United States and foreign interest rates.

There may be less information publicly available about a foreign issuer than about a United States issuer, and a foreign issuer is not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than United States markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable United States companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Portfolio. In less liquid and well-developed stock markets, such as those in some Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

In addition, the economies, markets and political structures of a number of the countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Japan, Southeast Asia and Latin America). Some countries, particularly in Latin American, are grappling with severe inflation and high levels of national debt. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

In addition, investment in foreign securities may also include the risk of expropriation by a foreign government.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Certain Portfolios may invest in the following types of foreign securities or engage in the following types of transactions related to foreign securities.

Brady Bonds. The MFS Emerging Growth Companies Portfolio may invest in "Brady Bonds," which are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are United States dollar-denominated) and they are actively traded on the over-the-counter ("OTC") secondary market. The Portfolio will invest in Brady Bonds only if it is consistent with quality specifications established from time to time by the Adviser to that Portfolio.

Depositary Receipts. Each of the Portfolios may purchase depositary receipts, which are securities representing ownership interest in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include ADRs and GDRs and other types of depositary receipts (which, together with ADRs and GDRS, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other Depositary Receipts are subject to the risks of other investments in foreign securities, as described directly above.

Foreign Currency Transactions. Each of the Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, each of the Portfolios may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). Each of the Portfolios may also purchase and sell foreign currency futures contracts and may purchase and sell exchange traded call and put options on foreign currency futures contracts and on foreign currencies. MFS Emerging Growth Companies Portfolio and BT International Equity Index Portfolio may engage in over-the-counter ("OTC") options on foreign currency transactions. The MFS Emerging Growth Companies Portfolio may only enter into forward contracts on currencies in the OTC market. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Hedging transactions involve costs and may result in losses. Each of the Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transaction may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intended to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Forward Commitments. Each Portfolio (except the Warburg Pincus Small Company Value Portfolio) may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss of an advantageous yield or price.

Hybrid Instruments. The T. Rowe Price Equity Income Portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Illiquid Securities. The Warburg Pincus Small Company Value Portfolio may invest up to 10% of its assets and each of the other Portfolios may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including nonnegotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid, and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined by the Board of Trustees to be liquid, will not be considered by the Adviser to be illiquid or not readily marketable and therefore not subject to the 10% or 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each Portfolio's Adviser on an ongoing basis, subject to the oversight of the Board of Trustees of the Trust. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio's having more than 10% or 15% of its assets invested in illiquid or not readily marketable securities.

Investment Grade and Lower Quality Fixed Income Securities. Each Portfolio may invest in or hold a portion of its total assets in investment grade or lower quality fixed income securities, except the BT International Equity Index Portfolio which may invest in or hold investment grade securities but not lower quality fixed income securities. Investment grade securities are securities rated Baa or higher by Moody's or BBB or higher by S&P or comparable quality unrated securities. Investment grade securities, while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities. Lower quality fixed income securities are securities that are rated in the lower categories by NRSROs (i.e., Ba or lower by Moody's and BB or lower by S&P) or comparable quality unrated securities. Such lower quality securities are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. (Each NRSRO's descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on the Adviser's analysis than would be the case if that Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

Loan Participations. The MFS Emerging Growth Companies Portfolio may invest a portion of its assets in loan participations and other direct indebtedness. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive convenants that must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The MFS Emerging Growth Companies Portfolio may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owned by a company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Mortgages and Mortgage-Related Securities. The BT International Equity Index Portfolio may invest in mortgage-related securities (i.e. mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government, mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their return.

Stripped mortgage-backed securities are created when a United States government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("I0") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Options and Futures Transactions. Each Portfolio may utilize futures contracts. Futures contracts (a type of potentially high-risk security) enable the investor to buy or sell an asset in the future at an agreed upon price. Each Portfolio may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option). Each Portfolio will write put and call options only if such options are considered to be "covered." A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. Each Portfolio that is permitted to invest in futures contracts and related options may utilize such transactions for other than hedging purposes to the extent that aggregate initial margin deposits and premiums paid do not exceed 5% of the Portfolio's net assets. No Portfolio (other than the Warburg Pincus Small Company Value Portfolio) will commit more than 5% of its total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options may not exceed 25% of its total assets. The BT International Equity Index Portfolio may not at any time commit more than 20% of its assets to options and futures contracts. The Warburg Pincus Small Company Value Portfolio may (i) commit up to 10% of its total assets to premiums when purchasing put or call options and (ii) utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indices. In addition, the MFS Emerging Growth Companies Portfolio will not enter a futures contract if the obligations underlying all such futures contracts would exceed 50% of the value of the Portfolio's total assets. In addition, the MFS Emerging Growth Companies Portfolio may engage in OTC put and call options transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as "cover" for such options, may be considered illiquid securities.

Each Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of liquid secondary market for a futures contract or an OTC option and the resulting inability to close a futures position or OTC option prior to its maturity date.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with qualified and Board approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could improve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Reverse Repurchase Agreements. The BT International Equity Index Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of unencumbered liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. See "Borrowing" for more information concerning restrictions on borrowing by each Portfolio.

Securities Loans. The T. Rowe Price Equity Income Portfolio may seek to earn additional income by making secured loans of portfolio securities with a value up to 33 1/3% of its total assets. The MFS Emerging Growth Companies Portfolio and BT International Equity Index Portfolio may lend portfolio securities in an amount up to 30% of their respective total assets. Warburg Pincus Small Company Value Portfolio may lend its portfolio securities in an amount up to 20% of its total assets. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high-grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaded securities or in some cases loss of rights in the collateral should the borrower fail financially. Further information concerning each Portfolio's fundamental policy with respect to loans is provided in the Statement of Additional Information.

Short Sales Against the Box. The Warburg Pincus Small Company Value Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will deposit, in a segregated account with its custodian or qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which the Portfolio may make short sales may be limited by Code requirements for qualification as a regulated investment company.

Small Company Securities. The Warburg Pincus Small Company Value Portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and thus, may be more volatile. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in this Portfolio may involve a greater degree of risk than in investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

Swaps. The BT International Equity Index Portfolio may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swaps counterparty will be covered by the maintenance of a segregated account consisting of cash, United States Government securities, or high grade debt obligations. The Portfolio will not enter into a swap agreement unless the counter party meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include more recent innovations for which standardized documentation has not yet been fully developed are less liquid than "traditional" swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

United States Government Securities. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("United States Government securities"). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. United States Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Government National Mortgage Association); securities issued or guaranteed by, government agencies that are supported. The ability to borrow from the United States Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., the Tennessee Valley Authority).

Warrants. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, issuing the warrants, or related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

Portfolio Turnover. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each new Portfolio's turnover rate is not expected to exceed 100% during its first year of operation. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be born by the Portfolio and its shareholders and will impact realized gains and losses. See "Financial Highlights" above for the actual portfolio turnover rates of the Portfolios through December 31, 1997, and also see "Dividends, Distributions and Taxes" below.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Board of Trustees of the Trust provides board supervision over the business and affairs of the Portfolios and the Trust as provided in the Trust's Amended and Restated Declaration of Trust and By-laws.

The Manager

The Trust is managed by EQ Financial Consultants, Inc. which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act"). It is located at 1290 Avenue of the Americas, New York, New York 10104. Besides its activities with respect to the Trust, the Manager currently furnishes specialized investment advice to other clients, including individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other business entities. The Manager is a Delaware corporation and an indirect, wholly owned subsidiary of Equitable Life, a New York stock life insurance company.

The Manager is responsible for providing general management services to the Trust and in the exercise of such responsibility selects, subject to review and approval by the Trustees, the investment advisers for the Trust's Portfolios and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager is responsible for providing the Trust with office space, office equipment, and personnel necessary to operate the Trust's business, and also supervises the provision of services by third parties such as the Trust's custodian and administrator.

As compensation for managing the T. Rowe Price Equity Income Portfolio and MFS Emerging Growth Companies Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .55% of the respective Portfolio's average daily net assets. As compensation for managing the Warburg Pincus Small Company Value Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .65% of the Portfolio's average daily net assets. As compensation for managing the BT International Equity Index Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .35% of the Portfolio's average daily net assets. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements and statements of additional information to the extent they are sent to existing investors in the Trust; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigations or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.

The Class IB shares of the Trust, which are offered through means of another prospectus, may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares, pursuant to a distribution plan for the Class IB shares adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan"). The Class IA shares offered pursuant to this prospectus have not adopted a Rule 12b-1 Plan.

The Advisers

Pursuant to an investment advisory agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.

For its services, the Manager pays each Adviser an advisory fee based on a percentage of the average daily net assets of the Portfolio that it advises. Monthly, with respect to each Portfolio, each Adviser is paid the pro rata portion of an annual fee, based on the monthly average of the assets of the Portfolio for which it serves as the Adviser. The Manager will retain, as compensation for the services described under "The Manager" and to pay its expenses, the difference between the fees paid to each Adviser and the management fee of the applicable Portfolio. Each Adviser has agreed that once the Portfolio has paid the Manager its management fee the Adviser will look only to the Manager as the party responsible for making the payment of its advisory fee.

The Advisers are employed for management of the assets of a Portfolio pursuant to investment advisory agreements approved by the Board of Trustees of the Trust (including a majority of certain Trustees who are not interested persons of the Trust or the Manager), and an Adviser's services may be terminated at any time by the Manager, the Board of Trustees, or the shareholders of an affected Portfolio.

The Trust has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new advisory agreement, in each case either a replacement for an existing Adviser or as an additional Adviser;
(b) change the terms of any advisory agreement, and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, has been the Adviser to the T. Rowe Price Equity Income Portfolio since the Portfolio commenced its operations. As compensation for services as the Portfolio's Adviser, the Manager pays T. Rowe Price a monthly fee at an annual rate equal to .40% of the Portfolio's average daily net assets.

T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling business founded by the late Thomas Rowe Price, Jr., in l937. As of December 31, 1997, T. Rowe Price and its affiliates managed more than $126 billion of assets. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited and real estate partnerships and other mutual funds. Investment decisions with respect to the T. Rowe Price Equity Income Portfolio are made by an Investment Advisory Committee composed of the following members: Brian C. Rogers, Chairman, Richard P. Howard, and William J. Stomberg. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been chairman of the Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

Massachusetts Financial Services Company ("MFS") has been the Adviser to the MFS Emerging Growth Companies Portfolio since it commenced operations. As compensation for services as the Adviser to this Portfolio, the Manager pays MFS a monthly fee at an annual rate equal to: .40% of the Portfolio's average daily net assets up to and including $150 million; .375% of the Portfolio's average daily net assets over $150 million and up to an including $300 million; and .35% of the Portfolio's average daily net assets in excess of $300 million.

MFS is America's oldest mutual fund organization. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 1997, MFS managed more than $70.2 billion on behalf of over 2.7 million investors' accounts. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. Since it commenced operations, the MFS Emerging Growth Companies Portfolio has been managed by John W. Ballen, an Executive Vice President of MFS, who has been employed by the Adviser as a portfolio manager since 1984, and Toni K. Shimura, Vice President of MFS, who has been employed as a portfolio manager by the Adviser since 1987.

Warburg Pincus Asset Management, Inc. ("WPAM") has been the Adviser to the Warburg Pincus Small Company Value Portfolio since the Portfolio commenced operations. WPAM is located at 466 Lexington Avenue, New York, New York 10017. As compensation for services as the Portfolio's Adviser, the Manager pays WPAM a monthly fee at an annual rate equal to .50% of the Portfolio's average daily net assets.

WPAM is a professional investment advisory firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, WPAM managed approximately $19.7 billion in assets. WPAM, incorporated in 1970, is indirectly controlled by Warburg, Pincus & Co., ("WP&Co."), a New York partnership which has no business other than being a holding company of WPAM and its affiliates. Lionel Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and WPAM.

Kyle F. Frey, a senior vice president of WPAM, has been responsible for the day to day management of Warburg Pincus Small Company Value Portfolio's securities portfolio since the Portfolio commenced operations. Mr. Frey has been with WPAM since 1989.

Bankers Trust Company ("Bankers Trust') has been the Adviser to the BT International Equity Index Portfolio since the Portfolio commenced operations. As compensation for services as the Adviser to the BT International Equity Index Portfolio, the Manager pays Bankers Trust a monthly fee at an annual rate equal to .15% of the Portfolio's average daily net assets.

Bankers Trust is a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of Bankers Trust built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $317.8 billion in assets under management as of December 31, 1997.

The Administrator

Pursuant to an agreement ("Mutual Funds Service Agreement"), Chase Global Funds Services Company (the "Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets; .025 of 1% of the next $ 1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commences operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of
 .0525 of 1% of the total Portfolio's total assets plus $25,000.

The Transfer Agent

Equitable Life serves as the transfer agent and dividend-disbursing agent of the Trust and receives no compensation for serving in such capacity.

Expense Limitation Agreement

In the interest of limiting expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to each Portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a Rule 12b-1 Plan are limited to: 0.60% of the respective average daily net assets of the T. Rowe Price Equity Income and MFS Emerging Growth Companies; 0.75% of the Warburg Pincus Small Company Value Portfolio's average daily net assets; and 0.55% of the respective average daily net assets of the BT International Equity Index Portfolio.

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless:
(i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and
(iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

Brokerage Practices

In  selecting  brokers and  dealers,  the Manager and each  Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

Transactions with Affiliates

In December 1984, Equitable Life acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with the above entities or may invest in shares of the investment companies with which those entities have affiliations.
T. Rowe Price, the Adviser to the T. Rowe Price Equity Income Portfolio, may execute portfolio transactions through certain affiliates of Rowe Price-Fleming International, Inc. and Jardine Fleming Group Limited, which are persons indirectly related to T. Rowe Price, acting as an agent in accordance with procedures established by the Trust's Board of Trustees. BT International Equity Index Portfolio, may execute portfolio transactions through certain affiliates of Bankers Trust.

The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust does not consider broker-dealer affiliates of an Adviser to one Portfolio to be an affiliate of the Advisers to other Portfolios for which such Adviser does not provide investment advice. The Trust has adopted procedures, prescribed by Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. In addition, the Trust will adhere to Section 11 (a) of the 1934 Act and any applicable rules thereunder governing floor trading. The Trust has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

Year 2000

Like other mutual funds, the Trust and the service providers for the Trust and each of its Portfolios rely heavily on the reasonably consistent operation of their computer systems. Many software programs and certain computer hardware in use today, cannot properly process information after December 31, 1999 because of the method by which dates are encoded and calculated in such programs and hardware. This problem, commonly referred to as the "Year 2000 Issue," could, among other things, negatively impact the processing of trades, the distribution of securities, the pricing of securities and their investment-related and settlement activities. The Trust is currently obtaining information with respect to the actions that have been taken and the actions that are planned to be taken by each of its service providers to prepare their computer systems for the Year 2000. While the Trust expects that each of the Trust's service providers will have adapted their computer systems to address the Year 2000 Issue, there can be no assurance that this will be the case or that the steps taken by the Trust will be sufficient to avoid any adverse impact to the Trust and each of its Portfolios.

DESCRIPTION OF THE TRUST AND TRUST'S SHARES

The Trust

The Trust is a registered open-end management investment company that was organized as a Delaware business trust on October 31, 1996. The Trust is currently divided into eighteen portfolios, each of which has Class IA and Class IB shares. The Trust currently offers Class IA shares on behalf of the four Portfolios described in this prospectus only to participants in The Equitable Investment Plan for Employees, Managers and Agents. The Board of Trustees may establish additional portfolios and additional classes of shares.

Characteristics of Trust's Shares

The Board of Trustees of the Trust has authority to issue an unlimited number of shares of beneficial interest, without par value. Each share of a Portfolio shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of each Portfolio shall vote together on any matter, except to the extent otherwise required by the 1940 Act or when the Board of Trustees of the Trust has determined that the matter affects only the interest of shareholders of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Portfolio if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Amended and Restated Declaration of Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management or advisory agreement.

Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments made to the Distributors for the Class IB shares, pursuant to the Distribution Plan for the Class IB shares adopted pursuant to Rule 12b-1 under the 1940 Act.

As of September 30, 1998, Equitable Life owned 100% of the outstanding shares of the Trust.

Purchase and Redemption of Shares

EQ Financial, 1290 Avenue of the Americas, New York, New York, 10104, formerly Equico Securities, Inc., a wholly-owned subsidiary of Equitable Life, serves as one of the Distributors for the Trust's Class IA shares pursuant to a distribution agreement with the Trust. EDI, 1290 Avenue of the Americas, New York, New York, 10104, a Delaware corporation and an indirect wholly-owned subsidiary of Equitable Life also serves as one of the Distributors for the Trust's Class IA shares pursuant to a distribution agreement with the Trust. Class IA shares are offered and redeemed without any sales charge, at net asset value.

The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in or redeeming from the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on national business holidays.

All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

How Assets are Valued

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

o Foreign securities not traded directly in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into United States dollars at the bid price last quoted by a composite list of major United States banks.

o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall be treated as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company that is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio. All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is, nevertheless, incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolios.

In addition to meeting investment diversification rules applicable to RICs under Subchapter M of the Code, each Portfolio will comply with the investment diversification requirements of Subchapter L of the Code. Should any Portfolio fail to comply with those requirements, owners of Contracts (other than "pension plan contracts") funded through the Trust would be taxed immediately on the accumulated investment earnings under their Contracts and would thereby lose any benefit of tax deferral. The Equitable Investment Plan for Employees, Managers and Agents is considered by Equitable to be a pension plan contract for these purposes. Compliance with the diversification requirements of Section 817(h) of the Code is carefully monitored by the Administrator and the Manager.

Certain additional tax information appears in the Statement of Additional Information.

PERFORMANCE INFORMATION

From time to time, the Trust may advertise the "average annual or cumulative total return" and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Portfolio refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. Performance figures will be given for the recent one, five and ten year periods and for the life of the Portfolio if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Portfolio for a specified period (again reflecting changes in Portfolio share prices and assuming reinvestment of Portfolio distributions). The methods used to calculate "average annual and cumulative total return" are described further in the Statement of Additional Information.

The average annual total return of each Portfolio for the one year period from September 30, 1997 to September 30, 1998 and since inception, i.e., May 1, 1997 to September 30, 1998 (unless otherwise noted) is as follows:

                                                                                                Since Inception
                                       Portfolio                                One Year        (Annualized)

         T. Rowe Price Equity Income Portfolio...............................     2.29%            13.80%
         MFS Emerging Growth Companies Portfolio.............................     2.62%            20.42%
         Warburg Pincus Small Company Value Portfolio........................   (21.78)%            1.07%
         BT International Equity Index Portfolio*............................     N/A              (0.10)%

     *The total return is for the since inception period from December 31, 1997 to September 30, 1998 and is not annualized.


The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Class IA shares of EQ Advisors Trust were not available prior to November 1, 1998. Performance results shown above represent the historical performance of Class IB shares and have been restated to exclude the distribution fees to which only the class IB shares are subject.

PRIOR PERFORMANCE OF EACH ADVISER

The following tables provide information concerning the historical performance of another registered investment company (or series) or other institutional private account managed by each Adviser, that has investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices and does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser.

Each Adviser's performance data shown below for other registered investment companies or series thereof was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities. Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR") retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all losses. All returns reflect the relevant Adviser's institutional private accounts, without provision for federal or state income taxes.

Custodial fees, if any, were not included in the calculation. The Composite includes all actual, fee-paying, discretionary institutional private accounts managed by the relevant Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns.

T. ROWE PRICE EQUITY INCOME PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., T. Rowe Price Equity Income Fund, which is managed by
T. Rowe Price Associates, Inc., and whose investment policies are substantially similar to the T. Rowe Price Equity Income Portfolio. However, the T. Rowe Price Equity Income Fund will be subject to different expenses than the T. Rowe Price Equity Income Portfolio.

The investment results of T. Rowe Price Equity Income Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the T. Rowe Price Equity Income Portfolio or an individual investor investing in the T. Rowe Price Equity Income Portfolio.

       Year Ended                  T. Rowe Price
         9/30/98                Equity Income Fund1            S&P 500 Index2
        One Year3                      2.38%                        9.05%
       Five Years3                    16.99%                       19.91%
       Ten Years3                     14.23%                       17.29%


----------------

1    Average  annual  total  return   reflects   changes  in  share  prices  and
     reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3    Annualized  performance  for the shares of the T. Rowe Price Equity  Income
     Fund.

MFS EMERGING GROWTH COMPANIES PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., MFS Emerging Growth Fund, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to MFS Emerging Growth Companies Portfolio. However, MFS Emerging Growth Fund will be subject to different expenses than the MFS Emerging Growth Companies Portfolio.

The investment results of MFS Emerging Growth Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by MFS Emerging Growth Companies Portfolio or an individual investor investing in the MFS Emerging Growth Companies Portfolio.

       Year Ended                MFS Emerging              Russell 2000
         9/30/98                 Growth Fund1                 Index2
        One Year3                   -9.85%                    -19.02%
       Five Years3                  15.48%                      9.09%
       Ten Years3                   20.06%                     11.16%


-------------

1    Average  annual  total  return   reflects   changes  in  share  prices  and
     reinvestment of dividends and distributions and is net of fund expenses.

2 The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and it includes reinvestment of dividends. It is compiled by the Frank Russell Company.

3 Annualized performance for the Class B shares of the MFS Emerging Growth Fund, excluding any applicable sales load.

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., Warburg Pincus Small Company Value Fund, which is managed by Warburg Pincus Asset Management, Inc. and whose investment policies are substantially similar to Warburg Pincus Small Company Value Portfolio. However, the Warburg Pincus Small Company Value Fund will be subject to different expenses than the Warburg Pincus Small Company Value Portfolio.

The investment results of Warburg Pincus Small Company Value Fund presented below are unaudited and are not intended to predict or suggest the terms that might be experienced by Warburg Pincus Small Company Value Portfolio or an individual investor investing in such Portfolio.


       Year Ended               Warburg Pincus Small              Russell 2000
         9/30/98                Company Value Fund1,2                Index3
        One Year4                     -22.65%                        -19.02%
    Since inception4                   17.35%                          6.68%


--------------------

1    Average  annual  total  return   reflects   changes  in  share  prices  and
     reinvestment of dividends and distributions and is net of fund expenses.

2 Absent the waiver of fees by the Warburg Pincus Small Company Value Fund's investment adviser and co-administrator, management fees of the Warburg Pincus Small Company Value Fund would have equaled 1.00%, other expenses would have equaled 0.94% and total operating expenses would have equaled 2.19% for the year ended 12/31/97. The investment adviser and co-administrator of the Warburg Pincus Small Company Value Fund are under no obligation to continue these waivers.

3    The Russell  2000 Index is an unmanaged  index (with no defined  investment
     objective)  of  2,000  small-cap  stocks,  and  includes   reinvestment  of
     dividends. It is compiled by the Frank Russell Company.

4 Annualized performance for shares of the Warburg Pincus Small Company Value Fund. The inception date for the Warburg Pincus Small Company Value Fund is December 29, 1995.

BT INTERNATIONAL EQUITY INDEX PORTFOLIO

In the table below, the only account which is included is a series of another registered investment company, i.e., EAFE Equity Index Fund - Institutional Class, a series of BT Advisor Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT International Equity Index Portfolio. However, the BT International Equity Index Portfolio will be subject to different expenses than the EAFE Equity Index Fund - Institutional Class.

The investment results of the EAFE Equity Index Fund - Institutional Class presented below are unaudited and are not intended to predict or suggest the return that might be experienced by the BT International Equity Index Portfolio or an individual investor investing in the BT International Equity Index Portfolio.

       Year Ended                 EAFE Equity Index            MSCI EAFE Index2
         9/30/98             Fund - Institutional Class1
        One Year3                      -8.16%                       -8.34%
    Since inception3                    3.36%                        3.14%


-------------------

1    Average  annual  total  return  reflects   changes  in  shares  prices  and
     reinvestment of dividends and distributions and is net of fund expenses.

2 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or operating expenses. The index does not include fees or operating expenses and is not available for actual investment.

3 The inception date for the EAFE Equity Index Fund -- Institutional Class is January 24, 1996.

                                   APPENDIX A

The following table summarizes the historical performance information of certain other registered investment companies or accounts that appears on pages 30 through 33 of this Prospectus. Each other registered investment company or account is managed by an Adviser and has investment objectives, policies, strategies and risks substantially similar to the Portfolio managed by that Adviser. For further information regarding each of the registered investment companies and the indices presented below, please refer to pages 5 through 10 of this Prospectus.

                           Annualized Rates of Return

                         Period Ended September 30, 1998



                                                                                                      SINCE
FUND NAME                                                     1 YR         5 YRS        10 YRS       INCEPTION
---------                                                     ----         -----        ------       ---------
BT EAFE EQUITY INDEX FUND - INSTITUTIONAL CLASS              -8.16%         N/A           N/A           3.36%
MSCI EAFE INDEX                                              -8.34%         N/A           N/A           3.14%
MFS EMERGING GROWTH FUND                                     -9.85%        15.48%        20.06%         N/A
RUSSELL 2000 INDEX                                          -19.02%         9.09%        11.16%         N/A
T. ROWE PRICE EQUITY INCOME FUND                              2.38%         16.99%       14.23%         N/A
S&P 500 INDEX                                                 9.05%         19.91%       17.29%         N/A
WARBURG PINCUS SMALL COMPANY VALUE FUND                     -22.65%          N/A          N/A          17.35%
RUSSELL 2000 INDEX                                          -19.02%          N/A          N/A           6.68%